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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                          July 11, 2001 (June 29, 2001)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                           1-12383                            25-1797617
(State or other jurisdiction of            (Commission                (IRS Employer Identification No.)
incorporation)                             File Number)


Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin                    53202
(Address of principal executive offices)                                         (Zip code)

       Registrant's telephone number, including area code: (414) 212-5200



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.           Acquisition or Disposition of Assets.

                  On June 29, 2001, Rockwell International Corporation ("Registrant") completed the spin-off of its Avionics and Communications business to holders of shares of common stock, par value $1 per share, of Registrant by means of the distribution (the "Distribution") to such holders of all of the outstanding shares of common stock, par value $.01 per share, of Rockwell Collins, Inc., then a wholly-owned Delaware subsidiary of Registrant ("Rockwell Collins"), including the preferred share purchase rights associated with such common stock (collectively, "Rockwell Collins Common Stock"). Rockwell Collins began operations as an independent, separately traded, publicly-held company on June 30, 2001.

                  The Distribution was made without the payment of any consideration or the exchange of any shares by Registrant's shareowners. In the Distribution, Registrant's shareowners received one share of Rockwell Collins Common Stock for each share of common stock of Registrant held of record as of the close of business on June 15, 2001. Ownership of Rockwell Collins Common Stock was registered in book-entry form and each shareowner of Registrant will receive a stock distribution statement indicating the number of shares of Rockwell Collins Common Stock that has been credited to the shareowner.

                  In connection with the Distribution, on June 29, 2001 Registrant, Rockwell Collins and Rockwell Scientific Company LLC ("Rockwell Science Center") entered into a Distribution Agreement and an Employee Matters Agreement, which are filed herewith as Exhibits 2.1 and 2.2, respectively. In addition, Registrant and Rockwell Collins entered into a Tax Allocation Agreement, which is filed herewith as Exhibit 2.3.

                  As previously announced, Registrant received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Registrant's shareowners for United States federal income tax purposes.

                  In connection with the Distribution, Rockwell Collins Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Rockwell Collins Common Stock commenced on the New York Stock Exchange on June 15, 2001 under the trading symbol "COL WI". Rockwell Collins Common Stock began trading "regular way" on the New York Stock Exchange on July 2, 2001 under the trading symbol "COL".


                               (Page 2 of 9 Pages)

                  Registrant is not aware of any material relationship between Rockwell Collins and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed in Rockwell Collins' Registration Statement on Form 10, as amended (File No. 1-16445), and except that Mr. Donald R. Beall, who retired as a director of Registrant on February 7, 2001, serves as non-executive Chairman of the board of directors of Rockwell Collins and Mr. Joseph F. Toot, Jr., who serves as a non-executive director of Registrant, serves as a non-executive director of Rockwell Collins.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


(b) Pro Forma Financial Information.

         Unaudited Pro Forma Condensed Consolidated Financial Information of Registrant reflecting the Distribution.



(c) Exhibits.

         2.1 Distribution Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and Rockwell Scientific Company LLC.


         2.2 Employee Matters Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and Rockwell Scientific Company LLC.


         2.3 Tax Allocation Agreement dated as of June 29, 2001 by and between Rockwell International Corporation and Rockwell Collins, Inc.


                              (Page 3 of 9 Pages)
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ROCKWELL INTERNATIONAL CORPORATION
                                                   (Registrant)



                                          By:    /s/ William J. Calise, Jr.
                                                 -------------------------------
                                                 William J. Calise, Jr.
                                                 Senior Vice President, General
                                                    Counsel and Secretary

Dated:  July 11, 2001


                              (Page 4 of 9 Pages)

                       ROCKWELL INTERNATIONAL CORPORATION
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 and the unaudited pro forma condensed consolidated statements of operations for the six months ended March 31, 2001 and the year ended September 30, 2000 give effect to the Distribution. The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of Registrant contained in its Annual Report on Form 10-K for the fiscal year ended September 30, 2000 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

         The pro forma information is presented for information purposes only and is not necessarily indicative of Registrant's financial results had the Distribution actually occurred on the dates assumed nor is it necessarily indicative of the future results of operations.


                              (Page 5 of 9 Pages)

                       ROCKWELL INTERNATIONAL CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                       March 31, 2001
                                                         --------------------------------------------
                                                          Company        Pro Forma           Company
                                                         Historical     Adjustments         Pro Forma
                                                          -------         -------            -------
                                                                       (in millions)
ASSETS
Cash                                                      $   190         $    300(a)        $   488
                                                                               (2)(d)
Receivables                                                   733             (15)(d)            718
Inventories                                                   640              (5)(d)            635
Other current assets                                          282              --                282
Net current assets of Rockwell Collins                        746            (746)(c)             --
                                                          -------         -------            -------
     Total current assets                                   2,591            (468)             2,123

Property                                                    1,148             (24)(d)          1,124
Intangible assets                                           1,232              --              1,232
Other assets                                                   47              (3)(d)             82
                                                                                38(e)
Net long-term assets of Rockwell Collins                      597            (597)(c)             --
                                                          -------         -------            -------

     Total assets                                         $ 5,615         $(1,054)           $ 4,561
                                                          =======         =======            =======

LIABILITIES AND SHAREOWNERS' EQUITY

Short-term debt                                           $   412         $    --            $   412
Accounts payable and accrued liabilities                      906              21(b)             911
                                                                             (16)(d)
                                                          -------         -------            -------
     Total current liabilities                              1,318               5              1,323

Long-term debt                                                924              --                924
Retirement benefits                                           200              44(d)             244
Other liabilities                                             379              (1)(d)            378

Shareowners' equity:
Common stock                                                  216              --                216
Additional paid-in-capital                                    974              --                974
Retained earnings                                           3,507             300(a)           2,375
                                                                          (1,373)(c)
                                                                             (21)(b)
                                                                             (76)(d)
                                                                               38(e)
Accumulated other comprehensive loss                         (177)             30(c)            (147)
Restricted stock compensation                                  (2)             --                 (2)
Common stock in treasury                                   (1,724)             --             (1,724)
                                                          -------         -------            -------
     Total shareowners' equity                              2,794          (1,102)             1,692
                                                          -------         -------            -------

         Total liabilities and shareowners' equity        $ 5,615         $(1,054)           $ 4,561
                                                          =======         =======            =======

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet:

(a) To reflect the receipt of a $300 million dividend from Rockwell Collins in connection with the Distribution.
(b) To reflect the liability for expenses incurred in connection with the Distribution.
(c)      To record the Distribution.
(d) To remove the net assets of Rockwell Science Center. Following the Distribution, Rockwell will retain a 50% investment interest in Rockwell Science Center which will be accounted for under the equity method.
(e)      To record Rockwell's 50% investment interest in Rockwell Science
         Center.


                              (Page 6 of 9 Pages)

                       ROCKWELL INTERNATIONAL CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                               Six Months Ended March 31, 2001
                                                          ------------------------------------------
                                                           Company       Pro Forma          Company
                                                          Historical    Adjustments        Pro Forma
                                                          ----------    -----------        ---------
                                                            (in millions, except per share data)
REVENUES:
Sales                                                       $2,270        $  (38)(a)        $2,232
Other income, net                                               21            (4)(a)            19
                                                                                2(b)
                                                            ------        ------            ------
     Total revenues                                          2,291            (40)           2,251

COSTS AND EXPENSES:

Cost of sales                                                1,522           (34)(a)         1,488
Selling, general and administrative                            519            (4)(a)           515
Interest                                                        46            --                46
                                                            ------        ------            ------
     Total costs and expenses                                2,087           (38)            2,049

Income before income taxes                                     204            (2)              202
Provision for income taxes                                      64            --                64
                                                            ------        ------            ------

     Income from continuing operations                      $  140        $   (2)           $  138
                                                            ======        ======            ======
EARNINGS PER SHARE FROM CONTINUING OPERATIONS:

Basic                                                       $ 0.77        $(0.01)           $ 0.76
                                                            ======        ======            ======
Diluted                                                     $ 0.76        $(0.01)           $ 0.75
                                                            ======        ======            ======
AVERAGE OUTSTANDING SHARES:

Basic                                                        182.4         182.4             182.4
                                                            ======        ======            ======
Diluted                                                      185.0         185.0             185.0
                                                            ======        ======            ======

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations:

(a) To remove the revenues and expenses of Rockwell Science Center. Following the Distribution, Rockwell will retain a 50% investment interest in Rockwell Science Center which will be accounted for under the equity method.
(b)      To reflect equity in earnings of Rockwell Science Center.


                              (Page 7 of 9 Pages)

                       ROCKWELL INTERNATIONAL CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                               Fiscal Year Ended September 30, 2000
                                                           -------------------------------------------
                                                            Company       Pro Forma           Company
                                                           Historical    Adjustments         Pro Forma
                                                            -------        -------            -------
                                                              (in millions, except per share data)
REVENUES:
Sales                                                       $ 7,151        $(2,515)(a)        $ 4,587
                                                                               (49)(b)
Other income, net                                                69             (3)(a)             63
                                                                                (6)(b)
                                                                                  3(c)
                                                            -------        -------            -------
     Total revenues                                           7,220         (2,570)             4,650

COSTS AND EXPENSES:

Cost of sales                                                 4,916         (1,834)(a)          3,039
                                                                               (43)(b)
Selling, general and administrative                           1,288           (248)(a)          1,034
                                                                                (6)(b)
Interest                                                         73             --                 73
                                                            -------        -------            -------
     Total costs and expenses                                 6,277         (2,131)             4,146

Income before income taxes                                      943           (439)               504
Provision for income taxes                                      307           (144)(a)            162
                                                                                (1)(b)
                                                            -------        -------            -------

     Income from continuing operations                      $   636        $  (294)           $   342
                                                            =======        =======            =======

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:

Basic                                                       $  3.38        $ (1.56)           $  1.82
                                                            =======        =======            =======
Diluted                                                     $  3.35        $ (1.55)           $  1.80
                                                            =======        =======            =======
AVERAGE OUTSTANDING SHARES:

Basic                                                         187.8          187.8              187.8
                                                            =======        =======            =======
Diluted                                                       189.9          189.9              189.9
                                                            =======        =======            =======

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations:

(a)      To remove the revenues and expenses of Rockwell Collins.
(b) To remove the revenues and expenses of Rockwell Science Center. Following the Distribution, Rockwell will retain a 50% investment interest in Rockwell Science Center which will be accounted for under the equity method.
(c)      To reflect equity in earnings of Rockwell Science Center.


                              (Page 8 of 9 Pages)

                                  EXHIBIT INDEX

       Exhibit                                                                             Sequentially
       Number                            Description                                       Numbered Page
       ------                            -----------                                       -------------

         2.1 Distribution Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and
                  Rockwell Scientific Company LLC.

         2.2 Employee Matters Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins,
                  Inc. and Rockwell Scientific Company LLC.

         2.3 Tax Allocation Agreement dated as of June 29, 2001 by and between Rockwell International Corporation and Rockwell
                  Collins, Inc.

                               (Page 9 of 9 Pages)